UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2007

Commission file number of the issuing entity: 333-140436-10

C-BASS 2007-CB4 Trust
(Exact name of issuing entity as specified in its charter)

Commission file number of depositor: 333-140436

Merrill Lynch Mortgage Investors, Inc.
(Exact name of depositor as specified in its charter)

Credit-Based Asset Servicing and Securitization LLC
(Exact name of sponsor as specified in its charter)

Merrill Lynch Mortgage Investors, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	13-3416059
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

250 Vesey Street 4 World Financial Center, 10th Floor New York, New York	10080
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code, is (212) 449-0357

No Change
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.
Effective December 10, 2007 Goldman Sachs Bank USA has acquired Litton Loan Servicing L.P. (“Litton”) from Credit-Based Asset Servicing and Securitization LLC (C-BASS) (the “Acquisition”).

SIGNATURES*
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C-Bass 2007-CB4
Litton Loan Servicing, LP, as Servicer
Date:	December 14, 2007	/s/ Elizabeth Folk
Name: Elizabeth Folk
Title: Senior Vice President and CFO